UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2007

                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       001-16783                 95-4097995
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on July 26, 2007, regarding earnings for the second quarter of fiscal 2007, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.


Item 8.01:  Other Events

Reference is made to the press release of Registrant issued on July 26, 2007, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits

        99.1 Press release dated July 26, 2007, regarding earnings for the second quarter of fiscal 2007.

        99.2    Press release dated July 26, 2007, regarding earnings guidance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 26, 2007                                   VCA Antech, Inc.



                                                /s/ Tomas W. Fuller
                                                -------------------
                                                By:  Tomas W. Fuller
                                                Its: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits

        99.1 Press release dated July 26, 2007, regarding earnings for the second quarter of fiscal 2007.

        99.2    Press release dated July 26, 2007, regarding earnings guidance.